Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Annual Report of Internet Infinity, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2005 (the "Report"), I, George Morris, Chief Financial Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 28, 2005
                                                      /s/ George Morris
                                                     ---------------------------
                                                     George Morris
                                                     Chief Financial Officer


         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.